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                                                                    EXHIBIT 23.1

                   Consent of Independent Public Accountants

   As independent public accountants, we hereby consent to the use of our reports (and to all reference to our Firm) included in or incorporated by reference in this Pre-Effective Amendment No. 2 to this Registration Statement on Form S-4.

                                          /s/ Arthur Andersen

May 8, 2000
Hamilton, Bermuda